UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________
FORM 8-K
________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported)
April 6, 2020
 ________________________________________
Phreesia, Inc.
(Exact name of registrant as specified in its charter)
 ________________________________________

Delaware	001-38977	20-2275479
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
432 Park Avenue South, 12th Floor
New York, New York 10016
(Address of principal executive offices and zip code)
(888) 654-7473
(Registrant’s telephone number, including area code)
________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PHR	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events

Phreesia, Inc. (“Phreesia”) is filing this Current Report on Form 8-K to provide an update related to trends affecting its business.

Updated Risk Factor to Our Business

In December 2019 an outbreak of a novel strain of coronavirus (“COVID-19”) originated in Wuhan, China, and it has spread to a number of other countries, including the United States and more specifically, New York, New York where our primary office is located. On March 11, 2020, the World Health Organization declared COVID-19 a pandemic, and on March 13, 2020, the United States declared a national emergency with respect to COVID-19. The impact of the outbreak has been rapidly evolving and has led to the implementation of various responses, including government-imposed quarantines, travel restrictions, business and school closures and other public health safety measures. COVID-19 has and could continue to materially and adversely impact our business and results of operation due to, among other factors:
•a general decline in business activity including the impact of our clients’ office closures;
•a disproportionate impact on the healthcare groups and other healthcare professionals with whom we contract;
•disruptions to our supply chains and our third-party vendors, partners and suppliers;
•difficulty accessing the capital and credit markets on favorable terms, or at all, and a severe disruption and instability in the global financial markets, or deteriorations in credit and financing conditions which could affect our access to capital necessary to fund business operations or address maturing liabilities on a timely basis;
•the potential negative impact on the health or productivity of employees, especially if a significant number of them are impacted;
•a deterioration in our ability to ensure business continuity during a disruption; and
•social, economic and labor instability in the countries in which we or the third parties with whom we engage operate

The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19. Nevertheless, COVID-19 presents material uncertainty which has and could continue to adversely affect our results of operations, financial condition and cash flows.

Impact of COVID-19 on our Subscription, Payments and Life Sciences Revenue

Our business relies, in part, on the growth and success of our clients and certain revenues are driven by patient engagements, which may be subject to factors outside of our control. If the number of patients utilizing our services including payment processing tools or receiving targeted messages through our life sciences solution continue to be reduced by a material amount, such decrease will negatively impact our revenue, which could materially harm our business, financial condition and results of operations.

COVID-19 has disrupted and we believe will continue to disrupt our provider clients’ ability to engage with patients. Given our ability to monitor patient visits in real time, we are disclosing the impact that COVID-19 has had on our provider clients’ patient visits.

For the week ending March 28, 2020, Phreesia’s provider clients experienced a 55% decline in patient visits compared to the week ending March 7, 2020, as non-essential and elective visits were cancelled or rescheduled. The decline will directly impact our patient payment processing and life sciences revenue for the fiscal quarter ended April 30, 2020.

Despite the decline in total patient visits, we note that during the week ended March 28, 2020, Phreesia’s provider clients experienced a significant increase in telehealth visits, as providers increasingly shift away from in-person visits and toward virtual care.

The future impact of COVID-19 on patient visit trends is difficult to predict but we believe that patient visits could continue to slow during the pandemic. We will continue to monitor patient visit trends and provide additional updates.
Our subscription and related services revenue will be negatively impacted by current travel restrictions and provider office closures in the wake of COVID-19 because of disruptions to sales processes and client implementations.

Our Response to the Pandemic of COVID-19

Phreesia serves healthcare provider organizations of all sizes, ranging from single-specialty practices, which include internal and family medicine, urology, dermatology and orthopedics, to large, multi-specialty groups, across all 50 states. We support our clients and their medical staff in their tireless efforts to protect patients.

In order to best support our clients in their response to this crisis, Phreesia developed a COVID-19 Screening Module that helps identify at-risk patients. The module is based on the Centers for Disease Control and Prevention (CDC) guidelines and we have been updating it regularly as those guidelines change. Additionally, to support providers who are offering more telehealth options to their patients in response to COVID-19, we introduced Phreesia Intake for Telehealth, which enables our clients to utilize the Phreesia platform for patient intake and payments for each telehealth visit, at scale. Finally, we also introduced Phreesia Zero-Contact Intake, which allows medical practices, emergency departments, urgent-care clinics and other care settings to complete the necessary intake tasks for in-person visits, while reducing contact between patients and staff. We are currently making our COVID-19 Screening Module and Phreesia Intake for Telehealth available to provider groups at no additional cost.

Forward-Looking Statements

Statements we make in this Current Report on Form 8-K include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, which are usually identified by the use of words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. Statements regarding our business condition, our response and the response of governments and third parties to the COVID-19 pandemic, and our expectations regarding the impact of COVID-19 on our business and results of operations are forward-looking statements. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, the impact of the COVID-19 pandemic on our providers clients’ ability to engage with patients, the impact of the COVID-19 pandemic on our supply chains and our third-party vendors, partners and suppliers, the response by federal, state, and local governments and other third parties to the COVID-19 pandemic, and other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including our Quarterly Reports on Form 10-Q and our other SEC filings. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2020	Phreesia, Inc.

	By:	/s/ Thomas Altier
	Name:	Thomas Altier
	Title:	Chief Financial Officer